American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement Global Gold Fund
Supplement dated August 1, 2020 ■ Summary Prospectus and Prospectus dated November 1, 2019

The following replaces the first paragraph of the Principal Investment Strategies section on page 2 of the summary prospectus and on page 3 of the prospectus:
Under normal market conditions, the fund invests at least 80% of its net assets in companies that are engaged in mining, processing, fabricating, distributing, exploring for or otherwise dealing in gold. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a multi-step process. First, the managers rank stocks from most attractive to least attractive based on an objective set of measures, including valuation, quality, and sentiment. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and prospectus.
Portfolio Managers
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2005.
Guan Wang, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2015.

The following replaces the second paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section on page 6 of the prospectus:
In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a multi-step process. First, the managers rank stocks from most attractive to least attractive based on an objective set of measures, including valuation, quality, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure sentiment, the managers may use factors such as historical stock returns and share volume, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.

The following is added as the fourth paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section on page 6 of the prospectus:
Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following is added as the seventh paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section on page 6 of the prospectus:
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.

The following replaces The Fund Management Team section on page 9 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Yulin Long
Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments as a quantitative analyst in 2005. She became a senior quantitative analyst in 2007, a vice president and senior quantitative analyst in 2012, and a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.
Guan Wang
Ms Wang, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2015. She joined American Century Investments in 2015 as an analyst and was promoted to portfolio manager in 2020. She has a bachelor’s degree in finance from Fudan University in China and a masters in finance from Massachusetts Institute of Technology. She is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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